Exhibit 10.13

AMENDMENT NUMBER ONE

TO THE

FIRST CITIZENS BANC CORP.

SUPPLEMENTAL NONQUALIFIED

EXECUTIVE RETIREMENT PLAN

WHEREAS, First Citizens Banc Corp. has adopted and maintains the First Citizens Banc Corp. Supplemental Nonqualified Executive Retirement Plan (the “Plan”); and

WHEREAS, pursuant to Article VIII of the Plan, First Citizens Banc Corp. may amend the Plan; and

WHEREAS, First Citizens Banc Corp. desires to provide for a death benefit solely for one Participant;

NOW THEREFORE, the Plan is hereby amended, effective as of the Effective Date, to add a new Section 9.12 at the end of the Plan to provide as follows:

“9.12 Death Benefit. Notwithstanding Section 4.2 of the Plan, if the employment of Kevin Jones with the Company terminates because of the death of Kevin Jones, the Beneficiary of Kevin Jones shall receive a Retirement Benefit equal to the Retirement Benefit that Kevin Jones would have received if Kevin Jones had terminated his employment with the Company due to Retirement on the day before his death and received a Retirement Benefit payable under Section 1.1(s) and Exhibit A.”

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FIRST CITIZENS BANC CORP.

By:

Title:

Date: